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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 20, 2000


                        THE AMERICAN SPORTS MACHINE, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


              0-26327                                  65-0877744
     (Commission  File  Number)        (IRS  Employer  Identification  Number)


                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                    (Address of principal executive offices)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)



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
ITEM  5.  OTHER  EVENTS
-----------------------

     The Information Statement dated March 20, 2000 describing the reincorporation in Delaware named the officers and directors (collectively, the "Executives") of SoftQuad Software, Ltd., a Delaware corporation ("SoftQuad") who would become the officers and directors of The American Sports Machine, Inc., a Florida corporation (the "Corporation") on the Effective Date of the reincorporation (as that term is defined in the Information Statement).

     As of April 3, 2000 a majority of the shareholders of the Corporation elected the Executives to the positions described in the Information Statement (i.e. in advance of the Effective Date).

     The Certificate of Incorporation of SoftQuad will be the Certificate of Incorporation of the Corporation after the Effective Date. The changes to the Restated Certificate of Incorporation from the one previously filed with the Information Statement are not substantive and were made only for the purpose of correcting drafting errors.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

  Financial  Statements

     None

  Exhibits

     Exhibit  A  -     Restated  Certificate  of  Incorporation




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE  AMERICAN  SPORTS  MACHINE,  INC.



                                    By:  /s/  Roberto  Drassinower
                                       ------------------------------------
                                              Roberto  Drassinower,  President


Date:  April  4,  2000

                                    EXHIBIT A

--------------------------------------------------------------------------------
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             SOFTQUAD SOFTWARE, LTD.
--------------------------------------------------------------------------------


     This Restated Certificate of Incorporation of SoftQuad Software, Ltd., originally incorporated in the State of Delaware on March 3, 2000, has been duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware to read as follows:

                                    ARTICLE I
                                      NAME

             The name of the Corporation is SoftQuad Software, Ltd.


                                   ARTICLE II
                                    DURATION

                 The Corporation is to have perpetual existence.


                                   ARTICLE III
                           REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE IV
                                    PURPOSES

     The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE V
                                  CAPITAL STOCK

     A. Number and  Designation.  The Corporation  shall have authority to issue
        ------------------------
seventy five million and one (75,000,001) shares of capital stock, of which 50 million shall be shares of common stock, par value $0.001 per share ("Common Stock"), and one share shall be special voting stock, par value $0.001 per share ("Special Voting Stock") 25 million shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be


                               Exhibit A - Page 1
conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

     B.  Common  Stock and Special Voting Stock. The holders of Common Stock and
         --------------------------------------
the holders of Special Voting Stock shall have the respective rights and preferences set forth in this Article V.

          (1) Rights and Privileges. Except as provided in this Certificate, the
              ---------------------
     holders of the Common Stock and Special Voting Stock shall exclusively possess all voting power. Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Common Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters.

          (2)  Voting  Rights.  Except as  otherwise  required  by law:  (i) the
               --------------
     holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation's shareholders; (ii) the holder of the share of Special Voting Stock shall have a number of votes equal to the number of Exchangeable Shares (the "Exchangeable Shares") of Softquad Acquisition Corp., an Ontario corporation, issued and outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries. Except as otherwise required by law or this Restated Certificate of Incorporation, (iii) the holders of Common Stock and the Special Voting Stock shall vote together as a single class in the election of directors and on all matters submitted to a vote of stockholders of the Corporation; (iv) no holder of Common Stock or Special Voting Stock shall have the right to cumulate votes in the election of Directors of the Corporation or for any other purpose.

          (3) Payment of  Dividends.  Whenever  there  shall have been paid,  or
              ---------------------
     declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

          (4)  Distributions  in Liquidation.  In the event of any  liquidation,
               ------------------------------
     dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to participate ratably on a per share basis in all distributions of the remaining assets of the Corporation available for distribution, in cash or in kind, as though all shares of Common Stock were of a single class.

          (5) Provisions  Regarding  Special  Voting Stock.  (a) Pursuant to the
              --------------------------------------------
     terms of that certain voting and exchange trust agreement by and between the Corporation, SoftQuad Acquisition Corp., SoftQuad Software, Inc. and the Trustee (as defined herein), one share of Special Voting Stock is being issued to the Trustee.

          (b) The holder of the share of Special Voting Stock is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.

          (c) At such time as the Special Voting Stock has no votes attached to it because there are no Exchangeable Shares of SoftQuad Acquisition Corp. outstanding which are not owned by the Corporation or a direct or indirect subsidiary and there are no shares of stock, debt, options or other agreements of SoftQuad Acquisition Corp. to any person (other than the Corporation or a direct or indirect subsidiary), the Special Voting Stock shall be cancelled.


                               Exhibit A - Page 2

     C.  Serial  Preferred  Stock.  Except  as provided in this Certificate, the
         ------------------------
board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

     D.  Class  A  Convertible  Preferred  Stock.
         ---------------------------------------

          Designation  and  Amount

               The designation of this class of shares shall be "Class A Convertible Preferred Stock" (the "Class A Preferred Stock"), $.001; the initial stated value per share shall be $1.3574 (the "Initial Stated Value"); and the number of shares constituting such class shall be 1,473,405. The number of shares of the Class A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Class A Preferred Stock then outstanding.


                               Exhibit A - Page 3

          Rank

               (a) With respect to dividends, the Class A Preferred Stock shall rank on a parity with the Corporation's Common Stock. With respect to dividends, all Equity Securities of the Corporation (other than convertible debt securities) to which the Class A Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

               (b) With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class A Preferred Stock shall rank (i) on a parity with each other class of preferred stock; and (ii) senior to the Common Stock, and, except as specified above, all other classes of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Equity Securities of the Corporation to which the Class A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all Equity Securities of the Corporation (other than convertible debt securities) to which the Class A Preferred Stock ranks on parity are collectively referred to herein as "Parity Liquidation Securities."

               (c) The Class A Preferred Stock shall be subject to the creation of Junior Liquidation Securities, but no Parity Liquidation Securities or Senior Dividend Securities shall be created except in accordance with the terms hereof.

          Dividends

               Dividends on the Class A Preferred Stock shall be paid only when, as and if declared by the Board of Directors from time to time out of funds then legally available for the payment of dividends.

          Liquidation  Preference

               (a) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then outstanding shares of Class A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Class A Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Class A Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Class A Preferred Stock pursuant to the immediately preceding sentence of this paragraph (a) are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

               (b) All the assets of the Corporation available for distribution to stockholders shall be distributed ratably (in proportion to the full distributable amounts to which holders of Class A Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then outstanding shares of Class A Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.


                               Exhibit A - Page 4

               (c) Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section D, but the holders of shares of Class A Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Section D following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Class A Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

          Voting  Rights

               (a) The holders of Class A Preferred Stock shall be entitled to the number of votes per share of Class A Preferred Stock equal to the number of shares of Common Stock for which such share of Class A Preferred Stock is then convertible pursuant to this Section D at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.

               (b) So long as any shares of the Class A Preferred Stock are outstanding, (i) each share of Class A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock and Special Voting Stock; and (ii) the shares of Class A Preferred Stock shall vote together with shares of Common Stock and Special Voting Stock as a single class.

               (c) The foregoing rights of holders of shares of Class A Preferred Stock to take any actions as provided in this Section D may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

               (d) The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

          Conversion

               The holders of the Class A Preferred Stock shall have conversion rights as follows:

                    (a) Each share of Class A Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holder thereof, at any time, at the office of the Corporation or any transfer agent for such Class, into one (1) fully paid and nonassessable share of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion.

                    (b) If a holder of Class A Preferred  Stock gives  notice (a
               "Conversion Notice") of conversion under paragraph (a) above, such holder shall surrender with such Conversion Notice the duly endorsed certificate or certificates for the Class A Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Class, and shall state therein the name or names in which the certificate or certificates for shares of Common


                               Exhibit A - Page 5

               Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Class A Preferred Stock certificate or certificates pursuant to a Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Class A Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

                    (c) No fractional  shares shall be issued upon conversion of any shares of Class A Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Class A Preferred Stock shall be paid in cash for any fractional share.

                    (d) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Class A Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (h) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                    (e) The  Corporation  shall at all  times  reserve  and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Stock, then in addition to such other remedies as shall be available to the holder of Class A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.


                               Exhibit A - Page 6

                    (f) Any notice  required by the  provisions of paragraph (d)
               to be given the holders of shares of Class A Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

                    (g) The conversion ratio shall be subject to adjustment from time to time as follows:

                         (i) In case the  Corporation  shall at any time or from
                    time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Class A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Class A Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                         (ii) In the case the Corporation shall, after the Issue
                    Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class A Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and
                    (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to


                               Exhibit A - Page 7
                    the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this Section D, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or
                    Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities that shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                         (iii) In case the Corporation shall at any time or from
                    time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than dividends or distributions of shares of Common Stock that are referred to in clause (i) of this paragraph (g), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class A Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Section (vii)) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Class A Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of


                               Exhibit A - Page 8
                    shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                         (iv) For purposes of this  paragraph (g), the number of
                    shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                         (v) Anything in this paragraph (g) to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                         (vi) The certificate of any firm of independent  public
                    accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (g).

                         (vii) If the  Corporation  shall  take a record  of the
                    holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (g) or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                         (viii) There shall be no adjustment  of the  conversion
                    ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph
                    (g)(i), G(ii) and H of this Section D.

                    (h) In case of any  reorganization  or  reclassification  of outstanding shares of Common Stock (other than a reclassification covered by paragraph (g)(i) of this Section D), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Class A Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares


                               Exhibit A - Page 9
               of Common Stock into which one share of Class A Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph (h) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

                    (i) Upon any  adjustment  of the  conversion  ratio  then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in this Section D, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Class A Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Section D.

     E.  Class  B  Convertible  Preferred  Stock
         ---------------------------------------

          Designation  and  Amount

               The designation of this class of shares shall be "Class B Convertible Preferred Stock" (the "Class B Preferred Stock"), $.001; the initial stated value per share shall be $2.903226 (the "Initial Stated Value"); and the number of shares constituting such class shall be 1,722,222. The number of shares of the Class B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Class B Preferred Stock then outstanding.

          Rank

               (a) With respect to dividends, the Class B Preferred Stock shall rank on a parity with the Corporation's Common Stock. With respect to dividends, all Equity Securities of the Corporation (other than convertible debt securities) to which the Class B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

               (b) With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class B Preferred Stock shall rank (i) on a parity with each other class of preferred stock; and (ii) senior to the Common Stock, and, except as specified above, all other classes of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Equity Securities of the Corporation to which the Class B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all Equity Securities of the Corporation (other than convertible debt securities) to which the Class B Preferred Stock ranks on parity are collectively referred to herein as "Parity Liquidation Securities."

               (c) The Class B Preferred Stock shall be subject to the creation of Junior Liquidation Securities, but no Parity Liquidation Securities or Senior Dividend Securities shall be created except in accordance with the terms hereof.


                              Exhibit A - Page 10

          Dividends

               Dividends on the Class B Preferred Stock shall be paid only when, as and if declared by the Board of Directors from time to time out of funds then legally available for the payment of dividends.

          Liquidation  Preference

               (a) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then outstanding shares of Class B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Class B Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Class B Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Class B Preferred Stock pursuant to the immediately preceding sentence of this paragraph (a) are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

               (b) All the assets of the Corporation available for distribution to stockholders shall be distributed ratably (in proportion to the full distributable amounts to which holders of Class B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then outstanding shares of Class B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

               (c) Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section D, but the holders of shares of Class B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Section D following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Class B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

          Voting  Rights

               (a) The holders of Class B Preferred Stock shall be entitled to the number of votes per share of Class B Preferred Stock equal to the number of shares of Common Stock for which such share of Class B Preferred Stock is then convertible pursuant to this Section D at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.


                              Exhibit A - Page 11

               (b) So long as any shares of the Class B Preferred Stock are outstanding, (i) each share of Class B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock and Special Voting Stock; and (ii) the shares of Class B Preferred Stock shall vote together with shares of Common Stock and Special Voting Stock as a single class.

               (c) The foregoing rights of holders of shares of Class B Preferred Stock to take any actions as provided in this Section E may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

               (d) The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

          Conversion

               The holders of the Class B Preferred Stock shall have conversion rights as follows:

               (a) Each share of Class B Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holder thereof, at any time, at the office of the Corporation or any transfer agent for such Class, into one (1) fully paid and nonassessable share of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion.

               (b) If a holder of Class B Preferred Stock gives notice (a "Conversion Notice") of conversion under paragraph (a) above, such holder shall surrender with such Conversion Notice the duly endorsed certificate or certificates for the Class B Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Class, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Class B Preferred Stock certificate or certificates pursuant to a Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Class B Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

               (c) No fractional shares shall be issued upon conversion of any shares of Class B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Class B Preferred Stock shall be paid in cash for any fractional share.

               (d) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or
          reclassification   of  the  Common   Stock  of  the   Corporation   or
          consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety,


                              Exhibit A - Page 12
          or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Class B Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (h) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

               (e) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Preferred Stock, then in addition to such other remedies as shall be available to the holder of Class B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               (f) Any notice required by the provisions of paragraph (d) to be given the holders of shares of Class B Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

               (g) The conversion ratio shall be subject to adjustment from time to time as follows:

                    (i) In case the  Corporation  shall at any time or from time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Class B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Class B Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause
               (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares


                              Exhibit A - Page 13
               of  Common   Stock   entitled   to  receive   such   dividend  or
               distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                    (ii) In the case the  Corporation  shall,  after  the  Issue
               Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such
               Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this Section E, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or
               Convertible Security outstanding as of the date hereof nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities that shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.


                              Exhibit A - Page 14

                    (iii) In case the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than dividends or distributions of shares of Common Stock that are referred to in clause (i) of this paragraph (g), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Class B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Section (vii)) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Class B Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                    (iv) For  purposes  of this  paragraph  (g),  the  number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                    (v) Anything in this paragraph (g) to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.


                              Exhibit A - Page 15

                    (vi) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (g).

                    (vii) If the Corporation  shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (g) or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                    (viii) There shall be no adjustment of the conversion  ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph (g)(i), (g)(ii) and (h) of this Section E.

               (h) In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (g)(i) of this Section E), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Class B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Class B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph (h) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

               (i) Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in this Section D, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Class B Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Section D.

     F.  Additional  Definitions
         -----------------------

          For the purposes of this Restated Certificate of Incorporation, the following terms shall have the meanings indicated:


                              Exhibit A - Page 16

               "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

               "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

               "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

               "Formula Number" shall mean one (1); provided, however, that if the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock;
          (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock; or
          (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock immediately prior to such merger, reclassification, or change.

               "Issue Date" shall mean the first date on which shares of Class A Preferred Stock and Class B Preferred Stock respectively are issued.


                              Exhibit A - Page 17

               "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

               "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

               "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

               "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

     G.  Miscellaneous
         -------------

          (a) Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

               (i) if to the Corporation, to its office at 161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5 (Attention:
          Secretary), or to the transfer agent for the Class A and Class B Preferred Stock;

               (ii) if to a holder of the Common Stock, Special Voting Stock, Class A Preferred Stock or Class B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for such stock); or

               (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

          (b) Reacquired Shares. Any shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of Delaware. All such shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of (i) Common Stock, or
     (ii) in the case of reacquired Preferred Stock, $.001 par value, of the Corporation and may be reissued as part of another class of Preferred Stock, $.001 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

          (c) Enforcement. Any registered holder of shares of Common Stock, Special Voting Stock, Class A Preferred Stock or Class B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any


                              Exhibit A - Page 18
     available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Restated Certificate of Incorporation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          (d) Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Restated Certificate of Incorporation, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Class A Preferred Stock or Class B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Class A Preferred Stock or Class B Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (e) Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Common Stock, Class A Preferred Stock and/or Class B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock, as applicable.

          (f) Record Dates. In the event that the Common Stock, Class A Preferred Stock and/or Class B Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Common Stock, Class A Preferred Stock and Class B Preferred Stock, as the case may be.


                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock which may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof.


                                   ARTICLE VII
                              REPURCHASE OF SHARES

     The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING


                              Exhibit A - Page 19

     A.  Cumulative Voting.  There shall be no cumulative voting by stockholders
         -----------------
of  any  class  or  series  in  the  election  of  directors of the Corporation.

     B.  Place  of Meetings.  Meetings of stockholders may be held at such place
         ------------------
as  the  bylaws  may  provide.


                                   ARTICLE IX
                                    DIRECTORS

     A.  Number and Vacancies.  The number of directors of the Corporation shall
         --------------------
be such number, not less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the next annual meeting of stockholders or when the director's successor is elected and qualified.


                                    ARTICLE X
                              REMOVAL OF DIRECTORS

     Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, with or without cause by the affirmative vote or written consent of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article X shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XI
                                 INDEMNIFICATION

     Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this
Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XII
                       LIMITATIONS ON DIRECTORS' LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty


                              Exhibit A - Page 20
to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     Any repeal or modification of the foregoing paragraph (b)y the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XIII
                               AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of a majority of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation by the vote or written consent of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).


                                  ARTICLE XVIII
               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

     Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.


     WE, THE UNDERSIGNED, do hereby certify that the Corporation has not received any payment for any of its stock and that this Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware as of the 10th day of March, 2000.

SOFTQUAD  SOFTWARE,  LTD.



By:  /s/  Roberto  Drassinower
   ------------------------------------
     Roberto Drassinower, President & CEO


SOFTQUAD  SOFTWARE,  LTD.



By:  /s/  David  Adams
   ------------------------------------
     David Adams, Secretary


                              Exhibit A - Page 21